UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 19, 2005
                                                          --------------

                                NCRIC Group, Inc.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                       0-25505                  52-2134774
-----------------------------      ------------------            ----------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)


1115 30th Street, N.W., Washington, D.C.                         20007
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

On April 19, 2005, preliminary proxy material relating to a proposed special meeting of the shareholders of NCRIC Group, Inc., to be held to consider and vote upon the Agreement and Plan of Merger, dated February 28, 2005, between NCRIC Group, Inc. and ProAssurance Corporation ("PRA"), was filed with the Securities and Exchange Commission ("SEC"). The preliminary proxy material is also a prospectus of PRA, and is filed under cover of a Registration Statement on Form S-4 filed with the SEC by PRA. The date of the special meeting has not been determined.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NCRIC GROUP, INC.


DATE: April 19, 2005                   By: /s/ R. Ray Pate, Jr.
                                           -------------------------------------
                                           R. Ray Pate, Jr.
                                           President and Chief Executive Officer